SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                   Date of Report:   July 12, 1996

                              PRINS RECYCLING CORP.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    NEW YORK
                            ------------------------
                            (State of Incorporation)

       0-21436                                              11-2929211
- ------------------------                            ------------------------
(Commission File Number)                            (IRS Employer ID Number)

             400 Kelby Street, 6th Floor, Fort Lee, New Jersey 07024
             -------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (201) 886-1600






                        This report consists of 4 pages.

                        Exhibit index appears on page 2.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   PRINS RECYCLING CORP., a New York corporation

                                   By:  /s/ CLIFFORD H. STRAUB, JR.
                                        ----------------------------
                                            Clifford H. Straub, Jr.
                                            Chief Financial Officer

Dated: July 12, 1996


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ITEM 3.  BANKRUPTCY

     On July 12, 1996, Prins Recycling Corp. and its subsidiaries filed Voluntary Petitions for protection under Chapter 11 of the Federal Bankruptcy Code in the United States Bankruptcy Court, District of New Jersey (Newark). The Company's management will continue as debtor in possession. The Court has scheduled a hearing for July 16, 1996 to consider the Company's request for debtor in possession financing.

ITEM 5. OTHER EVENTS

     PRESS RELEASE. Prins Recycling Corp. announced that it has filed for protection from their creditors under Chapter 11 of the Federal Bankruptcy Code.

ITEM 7.  EXHIBITS

     Exhibit 28.1 - Press release dated and released July 15, 1996.